SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) January 1, 1998

          TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of November 30, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities.

                             TMS Auto Holdings, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                         333-14075       22-3405381
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


 1625 West North Market Blvd., Sacramento, California    95834
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (916) 928-4400


                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Event

     TMS Auto Holdings, Inc. (the "Seller") registered issuances of up to $1,100,000,000 principal amount of The Money Store Auto Trust Asset Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-14075)(as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Seller caused The Money Store Auto Trust 1997-4 (the "Trust") to issue $17,500,000 aggregate principal amount of its Class A-1 5.90875% Asset Backed Notes (the "Class A-1 Notes"), $44,500,000 aggregate principal amount of its Class A-2 6.35% Asset Backed
Notes (the "Class A-2 Notes") and $28,000,000 aggregate principal amount of its Class A-3 6.46% Asset Backed Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Notes") on December 30, 1997,
(the "Closing Date").

     This Current Report on Form 8-K is being filed to file a detailed description of the Initial Receivables of the Trust.


Certain Characteristics

     Set forth below is a description of certain characteristics of the Initial Receivables.

THE MONEY STORE AUTO
TRUST 1997-4
COMBINED LOAN POOL

              Weighted Average     Aggregate           Number of           Weighted            Weighted          Average
              APR of               Principal          Receivables          Average             Average           Principal
              Receivables          Balance                                 Remaining           Original          Balance
                                                                           Term                Term

                18.92%           $68,514,248.92         5,864              56.75               57.76            $11,683.88

REMAINING BALANCE                Number of      Aggregate        Percentage
                                 Receivables    Principal        of Total
                                                Balance          Aggregate Principal
                                                                 Balance

$0.00 - $2,499.99                  12          $   24,203.85           0.04%
$2,500.00 -  $4,999.99             182             744,785.75          1.09%
$5,000.00 -  $7,499.99             680           4,364,374.25          6.37%
$7,500.00 -  $9,999.99           1,305          11,546,487.14         16.85%
$10,000.00 -$12,499.99           1,474          16,517,941.13         24.11%
$12,500.00 -$14,999.99           1,100          15,038,862.62         21.95%
$15,000.00 -$17,499.99             570           9,165,048.86         13.38%
$17,500.00 -$19,999.99             316           5,903,797.14          8.62%
$20,000.00 -$22,499.99             113           2,380,763.45          3.47%
$22,500.00 -$24,999.99              68           1,610,381.18          2.35%
$25,000.00 -$27,499.99              26             678,413.92          0.99%
$27,500.00 -$29,999.99              11             312,544.41          0.46%
$30,000.00 -$32,499.99               4             122,726.05          0.18%
$32,500.00 -$34,999.99               2              67,894.40          0.10%
$35,000.00 -$37,499.99               1              36,024.77          0.05%
                    -----------------------------------------------------------
                                 5,864         $68,514,248.92        100.00%

ANNUAL INTEREST RATE             Number of      Aggregate          Percentage
                                 Receivables    Principal          of Total
                                                Balance            Aggregate
                                                                   Principal
                                                                   Balance

12.000% - 12.999%                   1          $30,056.10           0.04%
13.000% - 13.999%                   5           89,417.36           0.13%
14.000% - 14.999%                  85        1,429,616.94           2.09%
15.000% - 15.999%                 158        2,396,881.72           3.50%
16.000% - 16.999%                 538        7,817,811.87          11.41%
17.000% - 17.999%                 779       10,566,921.96          15.42%
18.000% - 18.999%               1,265       15,596,622.33          22.76%
19.000% - 19.999%                 909       10,417,295.01          15.20%
20.000% - 20.999%                 865        9,193,741.29          13.42%
21.000% - 21.999%                 637        5,843,702.74           8.53%
22.000% - 22.999%                 285        2,505,820.30           3.66%
23.000% - 23.999%                 151        1,228,708.07           1.79%
24.000% - 24.999%                  94          714,454.32           1.04%
25.000% - 25.999%                  47          362,641.97           0.53%
26.000% - 26.999%                  29          205,116.72           0.30%
27.000% - 27.999%                   5           41,918.15           0.06%
28.000% - 28.999%                   7           51,998.52           0.08%
29.000% - 29.999%                   4           21,523.55           0.03%
                  ------------------------------------------------------------
                                5,864      $68,514,248.92         100.00%

PRECOMPUTED OR                Number of      Aggregate          Percentage
SIMPLE                        Receivables    Principal          of Total
                                              Balance           Aggregate
                                                                Principal
                                                                Balance

Precomputed                     1,646      $18,421,460.42          26.89%
Simple                          4,218       50,092,788.50          73.11%
                  ------------------------------------------------------------
                                5,864      $68,514,248.92         100.00%

STATE                          Number of      Aggregate          Percentage
                               Receivables    Principal          of Total
                                              Balance            Aggregate
                                                                 Principal
                                                                 Balance

Alabama                           9         $118,650.64            0.17%
Arizona                         118        1,398,076.66            2.04%
California                      835        9,653,470.70           14.09%
Colorado                        147        1,645,148.53            2.40%
Connecticut                     121        1,354,169.38            1.98%
Delaware                         16          175,080.85            0.26%
Florida                         309        3,530,288.18            5.15%
Georgia                         301        3,989,268.07            5.82%
Iowa                             20          213,330.94            0.31%
Idaho                            16          185,586.30            0.27%
Illinois                        454        5,342,638.43            7.80%
Indiana                         239        2,405,018.95            3.51%
Kansas                           16          204,004.49            0.30%
Kentucky                        108        1,188,868.73            1.74%
Massachusetts                    71          661,593.76            0.97%
Maryland                         80          944,357.48            1.38%
Maine                             4           31,516.35            0.05%
Michigan                        171        2,115,981.53            3.09%
Minnesota                       109        1,184,617.52            1.73%
Missouri                         69          810,971.75            1.18%
Mississippi                     108        1,350,387.54            1.97%
Montana                           6           52,462.55            0.08%
North Carolina                  157        2,165,275.09            3.16%
North Dakota                      8           98,399.49            0.14%
Nebraska                          1            3,712.00            0.00%
New Hampshire                    26          219,523.48            0.32%
New Jersey                      324        3,534,112.21            5.16%
New Mexico                       34          339,355.79            0.50%
Nevada                          121        1,430,104.94            2.09%
Ohio                            226        2,398,046.00            3.50%
Oklahoma                        111        1,300,642.11            1.90%
Oregon                           82          825,829.26            1.21%
Pennsylvania                    144        1,709,962.98            2.50%
Rhode Island                     30          296,949.23            0.43%
South Carolina                  164        1,823,029.47            2.66%
South Dakota                     11          109,392.73            0.16%
Tennessee                       105        1,411,482.33            2.06%
Texas                           514        6,670,672.15            9.74%
Utah                            143        1,692,155.21            2.47%
Virginia                        134        1,592,200.18            2.32%
Vermont                           7           53,566.92            0.08%
Washington                      153        1,837,328.21            2.68%
Wisconsin                        29          295,489.95            0.43%
Wyoming                          13          151,529.86            0.22%
                    -----------------------------------------------------------
                              5,864      $68,514,248.92          100.00%

REMAINING TERM                Number of      Aggregate          Percentage of
                             Receivables     Principal          Total
                                             Balance            Aggregate
                                                                Principal
                                                                Balance

7 Months to 12 Months          1           $2,134.48              0.00%
13 Months to 18 Months         5           16,509.33              0.02%
19 Months to 24 Months        65          263,055.83              0.38%
25 Months to 30 Months        65          346,529.51              0.51%
31 Months to 36 Months       398        2,596,240.67              3.79%
37 Months to 42 Months       369        2,984,065.28              4.36%
43 Months to 48 Months       822        7,695,586.79             11.23%
49 Months to 54 Months       848        9,320,755.58             13.60%
55 Months to 60 Months     2,455       31,690,687.87             46.25%
61 Months to 66 Months       564        8,256,773.83             12.05%
67 Months to 72 Months       248        4,858,414.53              7.09%
73 Months to 78 Months        24          483,495.22              0.71%
                   ------------------------------------------------------------
                           5,864      $68,514,248.92            100.00%


LOAN TYPE                 Number of      Aggregate             Percentage of
                          Receivables    Principal             Total Aggregate
                                         Balance               Principal
                                                               Balance

NEW                          659      $10,727,066.74             15.66%
USED                       5,205       57,787,182.18             84.34%
                   ------------------------------------------------------------
                           5,864      $68,514,248.92            100.00%

ORIGINAL TERM            Number of      Aggregate             Percentage of
                         Receivables    Principal             Total Aggregate
                                        Balance               Principal
                                                              Balance

 7 Months to 12 Months       1           $2,134.48              0.00%
13 Months to 18 Months       3            7,131.87              0.01%
19 Months to 24 Months      65          263,055.83              0.38%
25 Months to 30 Months      64          340,481.32              0.50%
31 Months to 36 Months     114          744,652.49              1.09%
37 Months to 42 Months     377        2,636,366.58              3.85%
43 Months to 48 Months     530        4,626,367.06              6.75%
49 Months to 54 Months     870        8,565,315.88             12.50%
55 Months to 60 Months   1,428       17,589,448.00             25.67%
61 Months to 66 Months   1,950       25,293,526.08             36.92%
67 Months to 72 Months     321        5,617,921.17              8.20%
73 Months to 78 Months     141        2,827,848.16              4.13%
                     --------------------------------------------------------
                         5,864      $68,514,248.92            100.00%

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             TMS AUTO HOLDINGS, INC.

                                       By: /s/ Michael H. Benoff
                                           ----------------------
                                       Name:  Michael H. Benoff
                                       Title: Executive Vice President


Dated:  January 14, 1998